Exhibit 19
                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $2,050,745,637.92   $3,510,000,000.00
     Current Floating Allocation Pct.        36.87896860%        63.12103140%
    Total Adj. Principal Collections   $1,379,382,478.59   $2,360,913,226.06
    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%
    Monthly Principal Amortized                                        $0.00
    Ending Principal Receivables       $2,441,728,382.08   $3,510,000,000.00
     New Floating Allocation Pct.            41.02553452%        58.97446548%
   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $19,255,646.74      $32,957,436.95
  -----------------------------------------------------------------------------
   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any  representation  or warranty made                     x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available  Subordinated  Amount  has  been  reduced                 x
        to less  than the Required Subordinated Amount
    7.  Servicer  Default has occurred                                      x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding  principal amount of the certificates                   x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $5,560,745,637.92
     Current Floating Allocation Percentage                     100.00000000%
    Total Adjusted Principal Collections                   $3,740,295,704.65
     Payment Rate                                                      67.26%
     Principal Collections                                 $3,318,979,140.37
     Principal Collection Adjustments                        $418,950,423.84
     Principal Collections for Status Dealer Accounts          $2,366,140.44
    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%
    Aggregate New Principal Receivables                    $4,131,278,448.81
    Ending Principal Receivables                           $5,951,728,382.08
     New Floating Allocation Percentage                         100.00000000%
   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $52,213,083.69
     Interest Collections                                     $52,033,063.18
     Interest Collections for Status Dealer Accounts              $27,179.73
     Recoveries on Receivables Written Off                       $152,840.78
    Monthly Yield                                                      11.27%
    Used Vehicle Principal Receivables Balance                $96,860,732.10
                                                                           1.63%
   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                          $6,258,442.79
     Principal Collections                                     $2,366,140.44
     Principal Write Offs                                              $0.00
     Interest Collections                                         $27,179.73
    Ending Balance                                             $3,892,302.35
   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $390,000,000.00
    Required Subordinated Amount                             $390,000,000.00
    Required Participation  4.00%                            $140,400,000.00
    Required Participation and Subordinated Amount           $530,400,000.00

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $2,441,728,382.08
     Current Participation Percentage                                 460.36%
    Current Participation Shortfall                                    $0.00
    Available Seller Collections                           $1,398,638,125.33
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,398,638,125.33

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.98319983%

    Total Adjusted Principal collections                     $672,624,850.73
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $9,389,583.18

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $9,389,583.18
     Investment and Net Swap Proceeds                             $14,438.48
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,904,021.66

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                  $989,583.34
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,427,083.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $4,143,605.00

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,427,083.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $989,583.34
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      14.38655986%

    Total Adjusted Principal collections                     $538,099,880.58
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,511,666.54

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,511,666.54
     Investment and Net Swap Proceeds                             $11,550.79
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund               $10,323,217.33

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                  $125,000.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,541,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,314,883.99

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,541,666.67
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $125,000.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      17.26387183%

    Total Adjusted Principal collections                     $645,719,856.70
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $9,013,999.85

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $9,013,999.85
     Investment and Net Swap Proceeds                             $13,860.95
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $12,387,860.80

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.5825%
     Days in Interest Period                                              30
    Current Interest Due                                       $4,466,000.00
    Net Trust Swap Receipts not req. to be paid                  $216,000.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,250,000.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,977,860.80

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,250,000.00
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $216,000.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      13.48739987%

    Total Adjusted Principal collections                     $504,468,638.05
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,042,187.38

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,042,187.38
     Investment and Net Swap Proceeds                             $25,094.08
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $9,692,281.46

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.4000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,375,000.00
    Net Trust Swap Receipts not req. to be paid                   $54,687.50
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,320,312.50
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $3,121,968.96

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    09/07/99 03:23 pm
  Investor Reporting System  v2.7     Monthly Statement         08/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $6,778,645.83
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $196,354.17
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000